                                                    EXHIBIT 99.2

Audited Financial Statements

INTERSTATE CAPITAL CORPORATION

December 31, 1996






AUDITED FINANCIAL STATEMENTS

Independent Auditors' Report.........................................1

Financial Statements
  Balance Sheet......................................................2
  Statement of Operations............................................3
  Statement of Changes in Stockholder's Equity.......................4
  Statement of Cash Flows............................................5
  Notes to Financial Statements......................................6

                                     [LETTERHEAD]


                             INDEPENDENT AUDITORS' REPORT
                             ----------------------------




To the Stockholder
Interstate Capital Corporation
New Albany, Indiana


We have audited the accompanying balance sheet of Interstate Capital Corporation, a wholly-owned subsidiary of Freedom Financial Corporation, as of December 31, 1996, and the related statements of operations, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Interstate Capital Corporation as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




                                            /s/ King & Company, PSC


Louisville, Kentucky
June 16, 1997

BALANCE SHEET

INTERSTATE CAPITAL CORPORATION

December 31, 1996



ASSETS

CURRENT ASSETS
  Cash                                                     $     3,119
  Accounts receivable from related parties                      62,637
                                                            ----------
                                                                65,756
INVESTMENTS
  Marketable securities--Note B                                 39,000
  Real estate held for investment--Note F                    1,881,692
                                                            ----------
                                                             1,920,692

FURNITURE AND EQUIPMENT, net                                   119,455

OTHER ASSETS
  Real estate development--Note E                            4,417,496
  Deferred income taxes                                         61,895
  Other                                                            902
                                                            ----------
                                                             4,353,293
                                                            ----------
                                                           $ 6,586,196
                                                            ----------
                                                            ----------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Book overdrafts                                          $    50,272
  Advances from Freedom Financial Corporation                3,310,526
  Current portion of long-term debt--Note G                    593,113
  Other                                                        194,723
                                                            ----------
                                                             4,148,634

LONG-TERM DEBT, less current portion--Note G                 1,464,884

STOCKHOLDER'S EQUITY
  Common stock, $10 stated value, 1,000 shares
    authorized, issued and outstanding                          10,000
  Additional paid in capital                                 2,669,409
  Retained earnings (deficit)                               (1,706,731)
                                                            ----------
                                                               972,678
                                                            ----------

                                                           $ 6,586,196
                                                            ----------
                                                            ----------

See notes to financial statements

STATEMENT OF OPERATIONS

INTERSTATE CAPITAL CORPORATION

Year ended December 31, 1996



SALES OF REAL ESTATE                                       $ 158,000

COST OF REAL ESTATE SOLD                                     (94,283)
                                                            --------
                GROSS PROFIT ON SALES OF REAL ESTATE          63,717

Gain on sale of securities                                     2,548
Interest income                                                1,137
Other income                                                  17,445
                                                            --------
                                  TOTAL OTHER INCOME          21,130
                                                            --------

                                        TOTAL INCOME          84,847

EXPENSES
  Salaries and employee benefits                                 676
  Other taxes and licenses                                    68,487
  Occupancy                                                  149,501
  Interest expense                                            40,488
  Travel and entertainment                                     2,799
  Other expenses                                             238,813
  Provision for losses on real estate investments            250,000
                                                            --------

                                      TOTAL EXPENSES         750,764
                                                            --------

NET LOSS                                                   $(665,917)
                                                            --------
                                                            --------

Net loss per common share                                  $     666
                                                            --------
                                                            --------








See notes to financial statements

STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

INTERSTATE CAPITAL CORPORATION

For the year ended December 31, 1996



                                  Common Stock             Additional
                             ---------------------           Paid-in         Retained
                             Shares          Amount          Capital          Earnings        Total
                             ------         -------        ----------       -----------     ---------

Balances at
  January 1, 1996             1,000         $10,000        $2,635,561       $(1,040,814)   $1,604,747

Stockholder capital
 contribution                                                  33,848                          33,848

Net loss for the year                                                          (665,917)     (665,917)
                             ------         -------        ----------       -----------     ---------

BALANCES AT
  DECEMBER 31, 1996           1,000         $10,000        $2,669,409       $(1,706,731)     $972,678
                             ------         -------        ----------       -----------     ---------
                             ------         -------        ----------       -----------     ---------











See notes to financial statements

STATEMENT OF CASH FLOWS

INTERSTATE CAPITAL CORPORATION

Year ended December 31, 1996


OPERATING ACTIVITIES
  Net loss
  Adjustments to reconcile net loss                        $(665,917)
    to net cash used in operating activities:
      Depreciation and amortization expense                   43,107
      Gain on sale of securities                              (2,548)
      Provision for loss on real estate
        held for investment                                  250,000
      Increase in real estate development                   (496,400)
      Increase in other assets                                  (902)
      Increase in book overdraft                              13,193
      Increase in other current liabilities                   32,707
      Other                                                  100,000
                                                            --------
            NET CASH USED IN OPERATING ACTIVITIES           (726,760)

INVESTING ACTIVITIES
  Repayment of advances to related parties                     1,900
  Repayment of notes receivable                               51,299
  Proceeds from sales of marketable equity
    securities and bonds                                      89,548
  Furniture, equipment and leasehold additions               (51,950)
                                                            --------
        NET CASH PROVIDED BY INVESTING ACTIVITIES             90,797

FINANCING ACTIVITIES
  Debt repayments                                            (66,218)
  Advances from affiliates, net                              667,412
  Stockholder capital contribution                            33,848
                                                            --------
        NET CASH PROVIDED BY FINANCING ACTIVITIES            635,042
                                                            --------
        NET DECREASE IN CASH AND CASH EQUIVALENTS               (921)

Cash and cash equivalents at beginning of year                 4,040
                                                            --------

         CASH AND CASH EQUIVALENTS AT END OF YEAR          $   3,119
                                                            --------
                                                            --------
SUPPLEMENTAL DISCLOSURES
  Repayment of advances from affiliate through
    assumption of note payable                             $ 570,000
  Interest paid                                            $  27,042



See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

INTERSTATE CAPITAL CORPORATION

December 31, 1996



NOTE A--SIGNIFICANT ACCOUNTING POLICIES

The accounting policies followed by Interstate Capital Corporation ("ICC" or "the Company") which materially affect the determination of its financial position, results of operations and cash flows are as follows:

     DISCLOSURE: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     NATURE OF OPERATIONS: ICC is a real estate investment and development Company. It is a wholly-owned subsidiary of Freedom Financial Corporation, a diversified investment company originally formed as a bank holding company. Freedom's primary investment is its ownership of an interest in Florida Gaming Corporation (NASDAQ) and ICC.

     CASH EQUIVALENTS: The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

     (LOSS) PER COMMON SHARE: Loss per common share is computed based on the weighted average number of common shares outstanding during 1996.

     INVESTMENT SECURITIES: On January 1, 1994, Interstate Capital Corporation adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS
     115), which specifies the accounting for investments in securities that have readily determinable fair values. Securities that management has both the positive intent and ability to hold to maturity are classified as securities held to maturity and are carried at cost, adjusted for amortization of premium or accretion of discount using the interest method. Securities that may be sold prior to maturity for asset/liability management purposes, or that may be sold in response to changes in interest rates, changes in prepayment risk, or other similar factors, are classified as securities available for sale and carried at fair value with any adjustments to fair value, after tax, reported as a separate component of stockholders' equity.

     Interest and dividends on securities, including the amortization of premiums and the accretion of discounts, are reported in interest and dividends on securities using the interest method. Gains and losses on securities are recorded on the trade date and are calculated based on the security with the highest cost unless specific securities are identified.

NOTES TO FINANCIAL STATEMENTS

INTERSTATE CAPITAL CORPORATION

December 31, 1996


NOTE A--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

     FURNITURE AND EQUIPMENT: Furniture and equipment are stated at cost, less accumulated depreciation. Depreciation is computed on the declining balance method over estimated useful lives ranging generally from 5 to 7 years.

     REAL ESTATE HELD FOR INVESTMENT: Real estate held for investment is considered a non-current asset and is stated at the lower of cost or net realizable value. A valuation allowance is provided to the extent cost exceeds net realizable value.

     REAL ESTATE DEVELOPMENT: The Company's real estate development is considered a non-current asset based on management's estimate that it would not liquidate the property within a year. It is carried at the lower of original cost plus development expenses or net realizable value as estimated by management.

     INCOME TAXES: Deferred income taxes are provided for temporary differences in the recognition of income and expenses for financial reporting and income tax purposes.

NOTE B--MARKETABLE EQUITY SECURITIES

The Company's marketable equity securities held as available for sale are as follows:


                                                      1996
                                                    -------

  Aggregate cost, end of year                      $ 71,042
  Aggregate market value, end of year              $ 39,000
  Unrealized gains                                 $    -0-
  Unrealized losses                                $(32,042)


Proceeds from sales of investment securities held as available for sale and the related realized gains and losses for the years ended December 31, 1996 are as follows:





                                                      1996
                                                     ------

  Proceeds from sales                               $89,548
  Gross realized gains                              $ 2,548
  Gross realized losses                             $   -0-



NOTES TO FINANCIAL STATEMENTS

INTERSTATE CAPITAL CORPORATION

December 31, 1996


NOTE C--FURNITURE AND EQUIPMENT

Furniture and equipment at December 31, 1996 comprised the following:



                                                       1996
                                                     --------

       Office furniture and equipment               $ 278,171
       Vehicles                                        47,500
       Leasehold improvements                           1,857
                                                     --------
                                                      327,528

       Less accumulated depreciation                 (208,073)
                                                     --------

                                                    $ 119,455
                                                     --------
                                                     --------


Depreciation expense for 1996 was $43,107.


NOTE D--INCOME TAXES

Deferred tax assets and liabilities are recognized for the temporary differences between the bases of assets and liabilities measured by tax laws and their bases reported in the financial statements. Deferred tax expense or benefit is then recognized for the change in deferred tax liabilities or assets between periods. Deferred tax assets are recognized subject to an assessment as to future realizability.

The tax effects of the temporary differences that created deferred tax assets and liabilities at December 31, 1996 were as follows:



                                                         1996
                                                        -------
  Deferred tax assets:
    Net unrealized loss on securities
      available for sale                               $ 10,895
    Investment real estate valuation allowance           51,000
                                                        -------

        Total deferred tax asset                       $ 61,895
                                                        -------
                                                        -------


The Company recognized no tax benefits for its 1996 operating loss due to the limitation on the amount of tax which can be recovered through the carryback of the Company's tax losses.

NOTES TO FINANCIAL STATEMENTS

INTERSTATE CAPITAL CORPORATION

December 31, 1996


NOTE E--REAL ESTATE UNDER DEVELOPMENT

The Company is developing its real estate in Walton County, Georgia for sale as residential building lots. The Company plans to utilize 26 of the 196 acres it owns as a set aside for commercial development with the remaining acreage being devoted to the residential development. A total of 170 acres will be used for residential property, comprising approximately 289 lots in three phases. The phases are summarized as follows:


                                DEVELOPMENT COSTS                             1996
                              ---------------------           --------------------------------------
                   Land       Incurred    Estimated           Lots              Allocated     Gross
Phase Acres       Costs        to Date    Remaining    Lots   Sold    Revenue      Cost       Profit
----- -----       -----       --------    ---------    ----   ----    -------   ---------     ------

I      37      $ 182,000     $1,180,000         -0-     58      2    $ 80,000    $45,000      $35,000
II     50        282,000      1,589,000         -0-     90      2      78,000     45,000       29,000
III    83        442,000      1,358,000  $1,000,000    141    -0-         -0-        -0-          -0-
Other  26        127,000        125,000         -0-           -0-         -0-        -0-          -0-
      ---     ----------     ----------  ----------    ---    ---    --------    -------      -------
      196     $1,033,000     $4,252,000  $1,000,000    289      4    $158,000    $90,000      $64,000
      ---     ----------     ----------  ----------    ---    ---    --------    -------      -------
      ---     ----------     ----------  ----------    ---    ---    --------    -------      -------



The Company's cost for all of the land under development plus development costs and capitalized interest to date, less the cost of lots sold, totals $4,417,000 at December 31, 1996 and is carried as Real Estate under Development in the accompanying balance sheet. Should costs incurred to date plus estimated costs to complete the development ever exceed the combined expected selling price of the remaining lots, an allowance for loss would be provided. During 1996, the Company created a joint venture with an individual to facilitate the sale of the Company's residential development. The individual paid $100,000 to the Company to purchase a share in the future profits of the development. Because the joint venture has not been successful the $100,000 payment is included as an other liability in the accompanying balance sheet to reflect the likelihood that the Company will return the funds to the individual as required by the joint venture agreement.

NOTES TO FINANCIAL STATEMENTS

INTERSTATE CAPITAL CORPORATION

December 31, 1996


NOTE F--REAL ESTATE HELD FOR INVESTMENT

The Company owns various parcels of developed and undeveloped real estate held for investment comprising the following at December 31, 1996:


                                                        Estimated
                                              Book    Net Realizable  Valuation
           Description                        Value       Value       Allowance
           -----------                      ---------   ---------      ---------

Residential estate        Walton Co., GA   $1,577,470   $1,327,000      $275,000
Residential rental units  Milltown, IN        214,683      144,000        75,000
Residential rental unit   St. Petersburg, FL  350,000      300,000        50,000
Furnishings               Walton Co., GA      139,539      150,000           -0-
                                            ---------    ---------       -------

                                           $2,281,692   $1,921,000      $400,000
                                            ---------    ---------       -------
                                            ---------    ---------       -------


The Company has provided a $400,000 valuation reserve against the carrying value of certain of the above investment realty. The reserve was established to reduce the basis of the real estate to the lower of cost or fair value in keeping with the Company's accounting practice. Fair value was determined using independent appraisals and management estimates.


NOTE G--LONG-TERM DEBT

The Company's long-term debt obligations comprise the following:




                                                December 31, 1996
                                               Current    Long-term
                                               -------    ---------

Mortgage note dated April 17, 1986
  secured by Company investment real
  estate in Walton County, Georgia;
  interest payable in monthly
  installments of $4,167 (10% per
  annum) with the principal due in
  one balloon payment on April 17,
  2006.                                            -0-   $  500,000

                                       10

NOTES TO FINANCIAL STATEMENTS

INTERSTATE CAPITAL CORPORATION

December 31, 1996


NOTE G--LONG-TERM DEBT--CONTINUED


                                                December 31, 1996
                                               Current    Long-term
                                               -------    ---------

Mortgage note dated September 23, 1992
  secured by Company investment real
  estate in Walton County, Georgia;
  payable in monthly installments
  of $2,769.96 including interest
  at 8% per annum through
  August 4, 2004.                             $ 12,446   $  253,167

Note payable dated October 28, 1994
  secured by development real estate
  in Walton County, Georgia; interest
  payable in quarterly installments
  at prime rate plus 1/4 point;
  principal payments are to be made
  in $10,000 increments from the sale
  of lots in Phase II of the company's
  real estate development; all
  outstanding principal and interest
  is due June 30, 1997.                        570,000          -0-

Note Payable dated July 7, 1993
  secured by investment real estate
  in Walton County, Georgia;  interest
  payable in monthly installments at
  an adjusted monthly rate of prime
  plus 1 point through September 23, 1998.         -0-      555,079

Mortgage note dated November 8, 1991
  secured by Company investment real
  estate in St. Petersburg, Florida;
  payable in monthly installments of
  $2,141 including interest at 9.25%
  per annum through December 1, 2006.           10,667      156,638

                                               -------    ---------

                                              $593,113   $1,464,884
                                               -------    ---------
                                               -------    ---------


Current maturities of the Company's long-term debt for the five years following 1996 are as follows: 1997--$593,113; 1998--$580,225;
1999--$27,424; 2000--$29,873; 2001--$32,544.

NOTES TO FINANCIAL STATEMENTS

INTERSTATE CAPITAL CORPORATION

December 31, 1996


NOTE H--GOING CONCERN

The Company's parent stockholder has incurred losses from operations for four consecutive years during which time its equity has decreased from $8,112,000 to $3,300,000. The Company's ability to ultimately continue as a going concern is dependent on management's plans to liquidate certain of its assets and to obtain working capital by means other than borrowings. The Parent Company's capital appears sufficient to sustain continuing losses in the near term. Management believes its strategic plans for the near term will reverse the Company's negative operating trend.


                                       12